Exhibit 99.1

Viasat Announces Definitive Agreement to Acquire RigNet

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Acquisition Expected to Expand and Diversify Viasat’s Commercial Connectivity Portfolio, Add Complementary Technology and Align with Viasat’s Global Operations Ahead of the ViaSat-3 Satellite Constellation Launch

•	Investor Conference Call Scheduled for Monday, December 21, 2020 at 8:30 a.m. Eastern Time

CARLSBAD, Calif., December 21, 2020 – Viasat Inc. (NASDAQ: VSAT), a global communications company, today announced it entered into a definitive agreement to acquire RigNet, Inc. (NASDAQ: RNET), a leading provider of ultra-secure, intelligent networking solutions and specialized applications, in an all-stock transaction that values RigNet at an enterprise value of approximately $222 million based on Viasat’s share price as of the date of the agreement and RigNet’s net debt at September 30, 2020.

The acquisition will help to further accelerate Viasat’s strategy to provide high-quality, ubiquitous, affordable broadband connectivity and communications to the hardest-to-reach locations around the globe. RigNet provides premier, global end-to-end, secure managed communications service and installation capabilities, along with digital transformation solutions, which will enable Viasat to quickly expand into new adjacent industries, including: energy, mining, shipping, maritime and additional enterprises.

Rick Baldridge, Viasat’s president and CEO commented, “With the acquisition of RigNet, we are accelerating the diversification of our connectivity portfolio and establishing a global foundation for expansion of our remote enterprise service offerings. RigNet’s successful track record, global footprint, deep customer relationships and emerging technology expertise in areas like machine learning and artificial intelligence (AI) make this transaction an ideal fit as we launch our integrated global broadband platform. The transaction is immediately accretive to cashflow, and is expected to improve our leverage position as well as offer multiple opportunities for expansion and performance upside beyond RigNet’s robust energy services business. We’re looking forward to welcoming the RigNet team to the Viasat family post-closing.”

“There is a powerful alignment between RigNet and Viasat given our shared mission to provide fast, reliable coverage, anywhere customers require it,” said Steven Pickett, president and CEO, RigNet. “We have broad experience integrating broadband connectivity and networking capabilities in the most challenging environments—gained from our global deployment of more than 1,200 onshore and offshore sites and 11,000 Industrial Internet of Things (IIoT) sites. This combination also represents an outstanding opportunity for us to accelerate both the investment in and the adoption of our digital transformation solutions more rapidly outside of our core oil & gas vertical. Our customers are demanding more enhanced communications solutions, and joining forces with Viasat—a recognized leader in satellite broadband connectivity—will enable us to serve them better.”

Industry expansion opportunities

Acquiring RigNet will give Viasat direct access to over 650 customers and expand and diversify Viasat’s commercial connectivity portfolio, providing Viasat an opportunity to more quickly enter adjacent industries. For example, by combining the strong gains in bandwidth efficiencies expected from the impending ViaSat-3 constellation and RigNet’s portfolio of services, Viasat will become a leading vertically-integrated energy communications provider with deep domain and customer expertise.

Complementary digital transformation toolset

Acquiring RigNet will give Viasat access to complementary core technology and services, including RigNet’s digital transformation toolset, which includes its end-to-end managed communications and connectivity service capabilities, like SD-WAN; the Cyphre™ cybersecurity product-line; its large-scale applications and IIoT offering; and the Intelie

Live™ real-time machine learning and AI analytics platform. Viasat expects to leverage and combine RigNet’s digital transformation solutions, global enterprise experience, support infrastructure and back office systems to expand into new global services.

Global alignment

With over 650 employees, RigNet has a strong global support infrastructure and operations foundation with more than 50% of its employees overseas. RigNet’s international presence aligns with Viasat’s expanding global operations, enabling Viasat to find additional value and business complements for its ViaSat-3 globalization efforts.

Viasat intends to incorporate RigNet into its Global Enterprise and Mobility business unit, led by President Jimmy Dodd, which will provide further complementary capabilities and support synergies to Viasat’s existing mobility businesses. The RigNet team operates from its headquarters in Houston, Texas; management is expected to stay on to provide leadership, in-depth industry knowledge and customer relationship support.

Transaction details

Under the terms of the agreement, RigNet stockholders will receive 0.1845 shares of Viasat common stock for each share of RigNet common stock, which represents a 17.9% premium based on the 20-day volume-weighted average prices of Viasat and RigNet. The transaction represents an enterprise value for RigNet of approximately $222 million, consisting of approximately $130 million in RigNet equity value based on the closing price of Viasat common stock as of the date of the agreement and the assumption of approximately $92 million in RigNet debt, net of cash, at September 30, 2020. The transaction is expected to close by mid-calendar year 2021, subject to the satisfaction of regulatory approvals and other customary closing conditions.

Viasat has also entered into a support agreement with certain stockholders of RigNet, under which such stockholders have agreed to vote all of their RigNet shares in favor of the transaction at the special meeting of RigNet stockholders to be held in connection with the transaction, subject to certain terms and conditions. The RigNet shares subject to the agreement represent approximately 25% of the current outstanding voting power of the RigNet common stock.

Advisors

LionTree Advisors LLC and Latham & Watkins LLP acted as Viasat’s financial and legal advisors, respectively. RigNet’s financial and legal advisors in the transaction are Lazard Middle Market LLC and Baker Botts L.L.P., respectively.

Conference Call

Viasat and RigNet will host a conference call and webcast for investors at 8:30 a.m. Eastern Time (5:30 a.m. Pacific Time) on December 21, 2020 with Baldridge and Pickett to discuss the transaction. The call may be accessed live by dialing (877) 640-9809 in the U.S., or (914) 495-8528 for international callers, using the conference ID: 9486405. Interested parties may also listen to a simultaneous webcast of the conference call by accessing the webcast link on Viasat’s website at http://investors.viasat.com in the Investors – Events & Presentations section. A replay of the conference call will be made available from 11:30 a.m. Eastern Time on Monday, December 21, until 11:30 a.m. Eastern Time on Tuesday, December 22. To access the replay, please dial: (855) 859-2056 in the U.S. and (404) 537-3406 internationally, and enter the conference ID: 9486405. The webcast will be archived and available on the Viasat investor relations website for approximately one month immediately following the conference call.

About RigNet

RigNet delivers advanced software and communications infrastructure that allow its customers to realize the business benefits of digital transformation. With world-class, ultra-secure solutions spanning global IP connectivity, bandwidth-optimized OTT applications, IIoT big data enablement, and industry-leading machine learning analytics, RigNet supports the full evolution of digital enablement, empowering businesses to respond faster to high priority issues, mitigate the risk of operational disruption, and maximize their overall financial performance. RigNet is headquartered in Houston, Texas with operations around the world.

About ViasatViasat is a global communications company that believes everyone and everything in the world can be connected. For more than 30 years, Viasat has helped shape how consumers, businesses, governments and militaries around the world communicate. Today, the Company is developing the ultimate global communications network to power high-quality, secure, affordable, fast connections to impact people’s lives anywhere they are—on the ground, in the air or at sea. To learn more about Viasat, visit: www.viasat.com, go to Viasat’s Corporate Blog, or follow the Company on social media at: Facebook, Instagram, LinkedIn, Twitter or YouTube.

Additional Information and Where You Can Find It

Viasat will file with the SEC a registration statement on Form S-4, which will include the proxy statement of RigNet that also constitutes a prospectus of Viasat (the “proxy statement/prospectus”). INVESTORS AND STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT/PROSPECTUS, AND OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC, IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT VIASAT, RIGNET, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and stockholders will be able to obtain free copies of the proxy statement/prospectus and other documents filed with the SEC by the parties through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the proxy statement/prospectus and other documents filed with the SEC on Viasat’s website at https://www.viasat.com (for documents filed with the SEC by Viasat) or on RigNet’s website at https://www.rig.net (for documents filed with the SEC by RigNet).

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

Viasat, RigNet, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who are, under the rules of the SEC, participants in the solicitation in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement/prospectus when it is filed with the SEC. Information regarding Viasat’s directors and executive officers is contained in Viasat’s Annual Report on Form 10-K for the fiscal year ended March 31, 2020 and its Definitive Proxy Statement on Schedule 14A, dated July 23, 2020, which are filed with the SEC and can be obtained free of charge from the sources indicated above. Information about the directors and executive officers of RigNet is set forth in its Annual Report on Form 10-K for the year ended December 31, 2019, which was filed with the SEC on March 11, 2020, and its proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on March 30, 2020.

Forward-Looking Statements

This press release contains forward-looking statements regarding future events that are subject to the safe harbors created under the Securities Act of 1933 and the Securities Exchange Act of 1934. These statements are based on current expectations, estimates, forecasts and projections about the industries in which Viasat and RigNet operate and the beliefs and assumptions of their respective management. The parties use words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “goal,” “intend,” “may,” “plan,” “project,” “seek,” “should,” “target,” “will,” “would,” variations of such words and similar expressions to identify forward-looking statements. Forward looking statements include, among others, statements that refer to the benefits of and realization of synergies from the RigNet acquisition, including expected resulting enhancements to Viasat’s systems and services and the anticipated operations, financial position, liquidity, performance, prospects or growth and scale opportunities of Viasat, RigNet or the combined company; integration activities; the anticipated value of the combined business to Viasat and stakeholders; the expected performance of RigNet’s technologies; expected impact of the acquisition on Viasat’s results of operations and financial condition; anticipated growth and trends in the business or key markets of Viasat, RigNet and the combined company; the approval and closing of the merger, including the need for stockholder approval and the satisfaction of closing conditions; and plans, objectives and strategies for future operations. Readers are cautioned that actual results could differ materially from those expressed in any forward-looking statements. Factors that could cause actual results to differ include: risks and uncertainties related to the pending merger, including the failure to obtain, or delays in obtaining, required regulatory approval; the risk that such approval may result in the imposition of conditions that could adversely affect Viasat, RigNet or the expected benefits of the proposed transaction; the failure to satisfy any of the closing conditions to the proposed transaction on a timely basis or at all; the ability of Viasat to successfully integrate RigNet operations, technologies and employees; the ability to realize anticipated benefits and synergies of the acquisition, including the expectation of enhancements to Viasat’s products and services, greater revenue opportunities, operating efficiencies, and cost savings; the ability to ensure continued performance and market growth of RigNet’s business; changes in the global business environment and economic conditions; the availability and cost of credit; the ability to successfully develop, introduce, and sell new products and enhancements; changes in relationships with key customers, suppliers, distributors, resellers, and others as a result of the acquisition; Viasat’s and RigNet’s reliance on a limited number of third parties to manufacture and supply their respective products; the risk of litigation or regulatory actions to Viasat and/or RigNet; inability to retain key personnel; the impact of the COVID-19 pandemic on Viasat’s and RigNet’s business, suppliers, customers, and employees or the overall economy; and other factors affecting the communications industry generally. In addition, please refer to the risk factors contained in Viasat’s and RigNet’s SEC filings available at www.sec.gov, including Viasat’s and RigNet’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and such reports that are subsequently filed with the SEC, including the proxy statement/prospectus that will be included in the registration statement on Form S-4 that will be filed with the SEC in connection with the proposed transaction. Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date on which they are made. Viasat undertakes no obligation to update or revise any forward-looking statements for any reason.

Copyright © 2020 Viasat, Inc. All rights reserved. Viasat, the Viasat logo and the Viasat signal are registered trademarks of Viasat, Inc. All other product or company names mentioned are used for identification purposes only and may be trademarks of their respective owners.

Viasat, Inc. Contacts

Chris Phillips, Corporate Communications & Public Relations, +1 760-476-2322, Christina.Phillips@viasat.com

June Harrison, Investor Relations, +1 760-476-2633, IR@viasat.com

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